EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Image Sensing Systems, Inc. (the “Company”) on Form 10-KSB for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission (the “Report”), I, James Murdakes, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James Murdakes

James Murdakes
Chief Executive Officer March 29, 2005

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